EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Members Meeting 1 Corporate Way Lansing, MI on August 31, 2015

Please detach at perforation before mailing.
VOTING INSTRUCTION CARD
JNL/MELLON CAPITAL 25 FUND, A SERIES OF JNL VARIABLE FUND LLC
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
SPECIAL MEETING OF MEMBERS – AUGUST 31, 2015

[INSURANCE COMPANY NAME DROP-IN]
The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of JNL/Mellon Capital 25 Fund, a series of JNL Variable Fund LLC (the “Fund”) attributable to his or her variable annuity contract or variable life insurance contract (“Variable Contract”) at the Special Meeting of Members to be held at 1 Corporate Way, Lansing, Michigan, 48951, on Thursday, August 31, 2015 at 10:30 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, August 27, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I, Jackson National Separate Account III, Jackson National Separate Account IV, and Jackson National Separate Account V and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I, JNLNY Separate Account II, and JNLNY Separate Account IV.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed.  If this voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposal specified on the reverse side.  This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it.  If Variable Contract is held jointly, each holder should sign.  When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Members of JNL/Mellon Capital 25 Fund,
a series of JNL Variable Fund LLC
To Be Held on August 31, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Special Meeting of Members and the voting instruction card are available without charge at: https://www.proxy-direct.com/jac-26403.

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	■

THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” THE PLAN OF REORGANIZATION.

		FOR	AGAINST	ABSTAIN
1.	To approve the Plan of Reorganization, adopted by JNL Variable Fund LLC’s Board of Managers, which provides for the reorganization of JNL/Mellon Capital 25 Fund, a series of JNL Variable Fund LLC, into JNL/S&P 4 Fund, a series of JNL Series Trust.	[ ]	[ ]	[ ]
		FOR	AGAINST	ABSTAIN
2.	To transact other business that may properly come before the Meeting or any adjournments thereof.	[ ]	[ ]	[ ]

EVERY VOTE IS IMPORTANT!  PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

EVERY MEMBER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Member Meeting 1 Corporate Way Lansing, MI on August 31, 2015

Please detach at perforation before mailing.

PROXY	JNL/MELLON CAPITAL 25 FUND,	PROXY
A SERIES OF JNL VARIABLE FUND LLC
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS
SPECIAL MEETING OF MEMBERS – AUGUST 31, 2015

The undersigned member hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Members of JNL/Mellon Capital 25 Fund, a series of  JNL Variable Fund LLC (the “Fund”) to be held at 1 Corporate Way, Lansing, Michigan, 48951, on Thursday, August 31, 2015 at 10:30 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy.  This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY MEMBER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Members of JNL/Mellon Capital 25 Fund,
a series of JNL Variable Fund LLC
To Be Held on August 31, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Special Meeting of Members and the form of proxy card are available without charge at https://www.proxy-direct.com/jac-26403.

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	■

THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” THE PLAN OF REORGANIZATION.

		FOR	AGAINST	ABSTAIN
1.
To approve the Plan of Reorganization, adopted by JNL Variable Fund LLC’s Board of Managers, which provides for the reorganization of JNL/Mellon Capital 25 Fund, a series of JNL Variable Fund LLC, into JNL/S&P 4 Fund, a series of JNL Series Trust.
		[ ]	[ ]	[ ]
		FOR	AGAINST	ABSTAIN
2.	To transact other business that may properly come before the Meeting or any adjournments thereof.	[ ]	[ ]	[ ]

EVERY VOTE IS IMPORTANT!  PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!